Income Taxes - Reconciliation of Expected Federal Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Income Tax Disclosure [Abstract]
Federal tax expense (benefit) at statutory rate	$ 2,777	$ (194)
State taxes net of federal impact	552	702
Change in valuation allowance	(3,848)	(1,932)
Provision to return and other deferred tax	(145)	(157)
Net operating loss and credit expirations	713	1,642
Other	37	40
Income tax expense	$ 86	$ 101